                                                                   EXHIBIT 10.75

                               AMENDMENT NO. 6 TO
                         LIMITED FORBEARANCE AGREEMENT


     AMENDMENT NO. 6 dated as of June 29, 2001 (the "Amendment"), to Limited Forbearance Agreement dated as of January 11, 2001, as heretofore amended (the "Forbearance Agreement") among THE KUSHNER-LOCKE COMPANY (the "Borrower"), its subsidiaries (the "Guarantors", and together with the Borrower, the "Credit Parties"), the Lenders party to the Credit Agreement defined below (the "Lenders") and THE CHASE MANHATTAN BANK (formerly known as Chemical Bank), as Agent and as Fronting Bank for the Lenders (the "Agent").

     The Borrower, the Guarantors, the Lenders and the Agent are parties to a Credit, Security, Guaranty and Pledge Agreement, dated as of June 16, 1996, as amended (the "Credit Agreement").

     As set forth in Section 1 of the Forbearance Agreement, Defaults and Events of Default under the Credit Agreement have occurred and are continuing. In order to allow the Borrower additional time to prepare for the proposed sale of its film library and related accounts receivable and to explore various restructuring options, the Borrower has requested that the Agent and the Lenders amend the Forbearance Agreement to (i) extend the Lenders' agreement to forebear from applying collections in respect of the Credit Parties' receivables to repayment of the Loans, (ii) release an additional portion of such collections to fund operating expenses of the Credit Parties and (iii) make certain other modifications to the Forbearance Agreement.

     The Agent and the Lenders have agreed to the foregoing requests, all on the terms and subject to the conditions hereinafter set forth.

     Accordingly, the parties hereby agree as follows:

     1. Defined Terms. All capitalized terms not otherwise defined herein are used as defined in the Forbearance Agreement.

     2. Amendments to Forbearance Agreement. Subject to the satisfaction of the condition precedent set forth in Section 3 hereof, the Forbearance Agreement is hereby amended effective as of the Effective Date (as hereinafter defined) as follows:

          (a) The reference to "July 4, 2001" as the Stated Expiration Date set forth in Section 2 of the Forbearance Agreement is hereby amended to be "August 8, 2001."

          (b) The Disbursement Schedule attached as Exhibit A to the Forbearance Agreement is hereby replaced in its entirety with the Disbursement Schedule attached as Exhibit A to this Amendment.

          (c) Section 5(iii) of the Forbearance Agreement, which was added by Amendment No. 3 thereto and amended by Amendment No. 4 and Amendment No. 5 thereto, is hereby amended to delete the figure "$1,500,000" and insert the figure "$1,200,000" in its place.

     3. Condition to Effectiveness. The provisions of Section 2 of this Amendment shall not become effective unless and until the Agent shall have received counterparts of this Agreement executed by each of the parties hereto (the date of such receipt, the "Effective Date").

     4. Full Force and Effect. Except as expressly amended hereby, the Forbearance Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Forbearance Agreement, the terms "Agreement", "this Agreement", "herein", "hereafter", "hereto", "hereof", and words of similar import shall, unless the context otherwise requires, mean the Forbearance Agreement as amended by this Amendment.

     5. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     6. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

     7. Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of this Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all as of the date and year first above written.


                                        BORROWER:

                                        THE KUSHNER-LOCKE COMPANY

                                        By: /s/ PETER LOCKE
                                           ---------------------------------
                                           Name:  PETER LOCKE
                                           Title: CO-CEO


                                        GUARANTORS:

                                        KL PRODUCTIONS, INC.
                                        POST AND PRODUCTION SERVICES, INC.
                                        TWILIGHT ENTERTAINMENT, INC.
                                        KLF GUILD CO.
                                        KLTV DEVELOPMENT CO.
                                        KUSHNER-LOCKE INTERNATIONAL, INC.
                                        KL INTERACTIVE MEDIA, INC.
                                        DAYTON WAY PICTURES III, INC.


                                        By: /s/ PETER LOCKE
                                           ---------------------------------
                                           Name:  PETER LOCKE
                                           Title: CO-CEO


                                        KLC/NEW CITY
                                        By its General Partner
                                        THE KUSHNER-LOCKE COMPANY


                                        By: /s/ PETER LOCKE
                                           ---------------------------------
                                           Name:  PETER LOCKE
                                           Title: CO-CEO

                                        LENDERS

Executed in                             THE CHASE MANHATTAN BANK (formerly
New York, New York                      known as Chemical Bank), individually
                                        and as Agent


                                        By: ____________________________________
                                            Name:
                                            Title:


                                        NIB CAPITAL BANK N.V. (formerly known as
                                        De Nationale Investeringsbank N.V.)
                                        and as Agent


                                        By: ____________________________________
                                            Name:
                                            Title:


                                        By: ____________________________________
                                            Name:
                                            Title:


                                        COMERICA BANK - CALIFORNIA


                                        By: ____________________________________
                                            Name:
                                            Title:


                                        FAR EAST NATIONAL BANK


                                        By: ____________________________________
                                            Name:
                                            Title: